SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

April 10, 2008

PACIFIC CONTINENTAL CORPORATION
(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)
0001084717	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices)  (zip code)

Registrant's telephone number, including area code: (541) 686-8685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pacific Continental Corporation, the bank holding company for Pacific Continental Bank, has hired Rachel L. Ulrich as senior vice-president and human resources director.  Prior to joining Pacific Continental, Ms. Ulrich served twelve years as the executive vice-president and director of human resource for First Defiance Financial Corporation in Ohio.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Section 9      Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)           Not applicable
(b)           Not applicable
(c)           Exhibits
99.1	Press Release dated April 10, 2008, announcing executive hire.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:                      April 10, 2008
PACIFIC CONTINENTAL CORPORATION By: /s/Michael A. Reynolds Michael A. Reynolds EVP/Chief Financial Officer